EXHIBIT 10.2

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Page i
BOEING PROPRIETARY

Enclosure 1
Supplemental Agreement No. 18

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of September 5, 2024 (Supplemental Agreement No. 18), by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);
All terms used but not defined in this Supplemental Agreement No. 18 have the same meaning as in the Purchase Agreement;
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659, dated October 31, 2011, as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing model 787-9 Aircraft and model 787-10 Aircraft; and
WHEREAS, Boeing and Customer desire to [*]
WHEREAS, Customer has [*]; and
WHEREAS, Boeing and Customer desire to [*]
WHEREAS, Boeing and Customer desire to [*]
WHEREAS, Boeing and Customer desire to [*]
WHEREAS, Boeing and Customer [*].
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.TABLE OF CONTENTS.
The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 18 which reflects the revisions set forth in this Supplemental Agreement No. 18.
2.[*]

HAZ-PA-03659-SA-18		Page ii
BOEING PROPRIETARY

Enclosure 1
a. Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, is deleted in its entirety and replaced by a revised Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 2 to this Supplemental Agreement No. 18 to reflect [*].
b. Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, is deleted in its entirety and replaced by a revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 3 to this Supplemental Agreement No. 18 to reflect [*].
c. Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, is deleted in its entirety and replaced by a revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, provided as Enclosure 4 to this Supplemental Agreement No. 18 to reflect [*].
d. Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, is deleted in its entirety and replaced by a revised Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 5 to this Supplemental Agreement No. 18 to reflect [*]
e. Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, is deleted in its entirety and replaced by a revised Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, provided as Enclosure 6 to this Supplemental Agreement No. 18 to reflect [*].

3.EXHIBITS
a. Exhibit A9, HAZ/[*] 787-9 Aircraft Configuration [*], provided as Enclosure 7 to this Supplemental Agreement No. 18, is hereby incorporated into the Purchase Agreement to identify the configuration applicable to the [*] 787-9 Aircraft to be leased to [*].
b. Exhibit A10, HAZ/[*] 787-10 Aircraft Configuration [*], provided as Enclosure 8 to this Supplemental Agreement No. 18 is hereby incorporated into the Purchase Agreement to identify the configuration applicable to the [*] 787-10 Aircraft to be leased to [*].

4.LETTER AGREEMENT.
Letter Agreement HAZ-PA-03659-LA-1104720R13, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement HAZ-PA-03659-LA-1104720R14, Advance Payment Matters, provided as Enclosure 9 to this Supplemental Agreement No. 18, which [*].

HAZ-PA-03659-SA-18		Page iii
BOEING PROPRIETARY

Enclosure 1

5.MISCELLANEOUS.
a. The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.
b. This Supplemental Agreement will become effective upon execution and receipt by both parties of both this Supplemental Agreement No. 18 on or before August 30, 2024, after which date this Supplemental Agreement will be null and void and have no force or effect.

[Signature Page Follows]

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Mattew Cram	By:	/s/ Grant Levy

Its:	Attorney-In-Fact	Its:	Executive Vice President

HAZ-PA-03659-SA-18		Page iv
BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Relating to Boeing Model 787-9 and 787-10 Aircraft

PA 3659	SA-18

Enclosure 1
TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-8
1B.	787-9 Block B Aircraft Information Table SA-18	SA-18
1C.	787-10 Block A Aircraft Information Table SA-18	SA-18
1D.	787-9 Block C Aircraft Information Table	SA-8
1E.	787-9 Block D Aircraft Information Table	SA-11
1F.	787-9 Block E Aircraft Information Table	SA-18
1G.	787-9 Block F Aircraft Information Table	SA-17
EXHIBIT
A1.	HAZ/[*] 787-9 Aircraft Configuration	SA-7
A2.	HAZ/[*] 787-9 Aircraft Configuration	SA-7
A3.	HAZ/[*] 787-9 Aircraft Configuration	SA-8
A4.	HAZ/[*] 787-9 Aircraft Configuration	SA-11
A5.	HAZ/[*] 787-10 Aircraft Configuration	SA-15
A6.	HAZ/[*] 787-10 Aircraft Configuration	SA-15
A7.	HAZ/[*] 787-9 Aircraft Configuration	SA-16
A8.	HAZ/[*] 787-9 Aircraft Configuration [*]	SA-17
A9.	HAZ/[*] 787-9 Aircraft Configuration [*]	SA-18
A10.	HAZ/[*] 787-10 Aircraft Configuration [*]	SA-18
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Document	SA-15
EE1.	[*], Engine Warranty and Patent Indemnity –General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity–Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

PA 3659	SA-18

Enclosure 1

LETTER AGREEMENTS

LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R14	Advance Payment Matters	SA-18
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R5	Open Configuration Matters	SA-10
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters – 787-9 Block A AircraftSA-6	SA-6
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864R3	Performance Guarantees – 787-9 Block B, C, D, and E Aircraft	SA-10
LA-1301080R10	Special Matters – 787-9 Blocks B, C, D, E, and F Aircraft	SA-17
LA-1301081R1	Special Matters – 787-10 Block A Aircraft	SA-10
LA-1301082R2	[*]	SA-7
LA-1301083	Promotional Support – 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043R1	[*]	SA-10
LA-1302348R1	[*]	SA-2
LA-1601083	Special Matters Relating to In-Seat IFE [*]	SA-7
~~LA-1605597~~	[*]	SA-9
LA-1805142	[*]	SA-10
LA-1805362	Model 787 Post-Delivery Software and Data Loading	SA-10
LA-1901662	Installation of Cabin Systems Equipment	SA-13
LA-2104365	[*]	SA-17

PA 3659	SA-18

Table 1B To	Enclosure 2
Purchase Agreement No. PA-03659 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:		787-9	553,000 pounds						Detail Specification:			[*]
Engine Model/Thrust:		GENX-1B74/75	74,100 pounds						Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]						Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]						Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]						Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]						Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]						Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:			[*]						Base Year Index (ECI):			[*]
									Base Year Index (CPI):			[*]
Refundable Deposit/Aircraft at Proposal Accept:			[*]

		Manufacturer's	Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Features	Exhibit	Engine		Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	Number	Price	A	Selection	Lessee	(Airframe)	(Engine)	Price Per A/P	1%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	12

[*]

[*]

SA-18
HAZ-PA-03659 72147-1F.TXT and 123335-1F.txt	Boeing Proprietary	Page 1

Table 1B To	Enclosure 3
Purchase Agreement No. PA-03659 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments Roll Royce Trent 1000J Engines

Airframe Model/MTOW:		787-9	553,000 pounds						Detail Specification:			[*]
Engine Model/Thrust:		TRENT1000-J	74,100 pounds						Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]						Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]						Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]						Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]						Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]						Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:			[*]						Base Year Index (ECI):			[*]
									Base Year Index (CPI):			[*]
Refundable Deposit/Aircraft at Proposal Accept:			[*]

		Manufacturer's	Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Features	Exhibit	Engine		Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	Number	Price	A	Selection	Lessee	(Airframe)	(Engine)	Price Per A/P	1%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	8

SA-18
HAZ-PA-03659 72147-1F.TXT	Boeing Proprietary	Page 1

Table 1C To	Enclosure 3
Purchase Agreement No. PA-03659 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines

Airframe Model/MTOW:		787-10	553000 pounds							Detail Specification:		[*]
Engine Model/Thrust:		GENX-1B74/75	74100 pounds							Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]							Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]							Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]							Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]							Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]							Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:			[*]							Base Year Index (ECI):			[*]
										Base Year Index (CPI):			[*]
Refundable Deposit/Aircraft at Proposal Accept:			[*]

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	At Signing	24/21 Mos.	18/12/9/6 Mos.	Total
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	2%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	18

[*]

[*]

[*]

SA-18
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Table 1C To	Enclosure 4
Purchase Agreement No. PA-03659 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Trent 1000-J Engines

Airframe Model/MTOW:		787-10	553000 pounds						Detail Specification:			[*]
Engine Model/Thrust:		TRENT1000-J	74100 pounds						Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]						Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]						Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]						Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]						Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]						Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:			[*]						Base Year Index (ECI):			[*]
									Base Year Index (CPI):			[*]
Refundable Deposit/Aircraft at Proposal Accept:			[*]

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	At Signing	24/21 Mos.	18/12/9/6 Mos.	Total
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	2%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]						[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	23

[*]

SA-18
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Table 1F To	Enclosure 5
Purchase Agreement No. PA-03659 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines

Airframe Model/MTOW:		787-9		560,000 pounds			Detail Specification:					[*]
Engine Model/Thrust:		GENX-1B74/75		74,100 pounds			Airframe Price Base Year/Escalation Formula:					[*]	[*]
Airframe Price:				[*]			Engine Price Base Year/Escalation Formula[1]:					[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]			Airframe Escalation Data:
Engine Price (Per Aircraft)[1]:				[*]			Base Year Index (ECI):					[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]			Base Year Index (CPI):					[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]			Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:				[*]			Base Year Index (ECI):					[*]
							Base Year Index (CPI):					[*]
Deposit per Aircraft:				[*]

	Number	Escalation	Escalation	Manufacturer	P.A.		Escalation Estimate	Engine	Engine	Engine	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	of	Factor	Factor	Serial	Ex	Lessee	Adv Payment Base	Thrust	Price[2]	Baseyear[3]	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Number	A		Price Per A/P	Selection			1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]			[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]			[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]			[*]	[*]	[*]	[*]

Total:	3

[*]

[*]

[*]

[*]

[*]

SA-18
HAZ-PA-03659 110415-1F.txt	Boeing Proprietary	Page 1

Table 1F To	Enclosure 6
Purchase Agreement No. PA-03659 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls-Royce Engines

Airframe Model/MTOW:		787-9		560,000 pounds			Detail Specification:				[*]
Engine Model/Thrust:		TRENT1000-J		74,100 pounds			Airframe Price Base Year/Escalation Formula:					[*]	[*]
Airframe Price:				[*]			Engine Price Base Year/Escalation Formula[1]:					[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]			Airframe Escalation Data:
Engine Price (Per Aircraft)[1]:				[*]			Base Year Index (ECI):					[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]			Base Year Index (CPI):					[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]			Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:				[*]			Base Year Index (ECI):					[*]
Deposit per Aircraft:				[*]			Base Year Index (CPI):					[*]

	Number	Escalation	Escalation	Manufacturer	P.A.		Escalation Estimate	Engine	Engine	Engine	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	of	Factor	Factor	Serial	Ex	Lessee	Adv Payment Base	Thrust	Price[2]	Baseyear[3]	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Number	A		Price Per A/P	Selection			1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]			[*]				[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]			[*]				[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]			[*]				[*]	[*]	[*]	[*]
Total:	3

[*]

[*]

[*]

[*]

SA-18
HAZ-PA-03659 110418-1F.txt	Boeing Proprietary	Page 1

Enclosure 7
HAZ/[*] 787-9 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A9

to Purchase Agreement Number PA-03659

HAZ-PA-03659-EXA9		Page 1
	BOEING PROPRIETARY	SA-18

Enclosure 7
Exhibit A9

AIRCRAFT CONFIGURATION

Dated , 2024

relating to

BOEING MODEL 787-9 AIRCRAFT

The Detail Specification is Boeing document number [*]. The Detail Specification provides further description of the configuration set forth in this Exhibit A9. Such Detail Specification will be comprised of Boeing configuration specification [*]. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03659-EXA9		Page 2
	BOEING PROPRIETARY	SA-18

BOEING PROPRIETARY	Enclosure 7

Exhibit A9 To
Purchase Agreement No. PA-03659
[*]

BOEING PROPRIETARY

BOEING PROPRIETARY	Enclosure 7

[*]

BOEING PROPRIETARY

BOEING PROPRIETARY	Enclosure 7

[*]

BOEING PROPRIETARY

Enclosure 8
HAZ/[*] 787-10 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A10

to Purchase Agreement Number PA-03659

HAZ-PA-03659-EXA10		Page 1
	BOEING PROPRIETARY	SA-18

Enclosure 8
Exhibit A10

AIRCRAFT CONFIGURATION

Dated , 2024

relating to

BOEING MODEL 787-10 AIRCRAFT

The Detail Specification is Boeing document number [*]. The Detail Specification provides further description of the configuration set forth in this Exhibit A10. Such Detail Specification will be comprised of Boeing configuration specification [*]. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03659-EXA10		Page 2
	BOEING PROPRIETARY	SA-18

BOEING PROPRIETARY	Enclosure 8

Exhibit A10 to
Purchase Agreement No. PA-03659
[*]

P.A. 03659	BOEING PROPRIETARY	Page 1 of 3

BOEING PROPRIETARY	Enclosure 8

[*]

P.A. 03659	BOEING PROPRIETARY	Page 2 of 3

BOEING PROPRIETARY	Enclosure 8

[*]

P.A. 03659	BOEING PROPRIETARY	Page 3 of 3

Enclosure 9
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
HAZ-PA-03659-LA-1104720R14

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Advance Payment Matters

Reference:    Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104720R13 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.Alternative Fixed Advance Payment Schedule.
1.1.Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).
1.2.Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft.
[*]

1.3.Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft.
[*]

1.4.Alternative Fixed Advance Payment Schedule – 787-9 Block C, 787-9 Block D Aircraft and 787-9 Block E Aircraft.
[*]

HAZ-PA-03659 LA-1104720R14		SA-18
Advance Payment Matters		LA Page 1
BOEING PROPRIETARY

Enclosure 9
1.5.Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft.

[*]

1.6.Alternative Fixed Advance Payment Schedule – 787-9 Block F Aircraft.
[*]
2.[*]
3.[*]
4.[*]
5.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5. Customer shall be fully responsible to Boeing for compliance with such obligations.
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

HAZ-PA-03659 LA-1104720R14		SA-18
Advance Payment Matters		LA Page 2
BOEING PROPRIETARY

Enclosure 9
Very truly yours,

THE BOEING COMPANY
By	Matthew Cram

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 5th, 2024

AIR LEASE CORPORATION

By	Grant Levy

Its	Executive Vice President

HAZ-PA-03659 LA-1104720R14		SA-18
Advance Payment Matters		LA Page 3
BOEING PROPRIETARY